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                                     BHPBILLITON


                                            BHP Billiton Limited
                                            180 Lonsdale Street
                                            Melbourne Victoria 3000 Australia
                                            GPO BOX 86A
                                            Melbourne Victoria 3001 Australia
                                            Telephone: 9609 3333
                                            Facsimile +61 3 9609 4372
                                            bhpbilliton.com



27 May 2005


Mr Peter Horton
Company Secretary
WMC Resources Ltd

The Manager
Company Announcements Platform
Australian Stock Exchange Limited



               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
                          REPORT ON ACCEPTANCE FACILITY

In accordance with Chapter 6C of the CORPORATIONS ACT 2001 (Cwth), BHP Billiton issues the attached ASIC Form 604 (Notice of Change of Interests of Substantial Holder) in relation to the ordinary shares in WMC Resources Ltd (WMC RESOURCES).

BHP Billiton reports that since its most recent substantial holding notice on 2 May 2005, the aggregate of:

o the number of WMC Resources shares in respect of which acceptance instructions (in the form of acceptance forms and/or directions to custodians to accept BHP Billiton's offer) have been received in the Acceptance Facility as at 7:30pm yesterday (as advised by Merrill Lynch Equities (Australia) Limited to BHP Billiton); and

o the number of WMC Resources shares in which BHP Billiton has a relevant interest,

has increased from 3.53% to 5.20%.

The following table is a breakdown of the aggregate amount between those two categories.



                                             A member of the BHP Billiton group
                                             which is headquartered in Australia

                                             Registered Office: Level 27,
                                             180 Lonsdale Street
                                             Melbourne Victoria 3000 Australia

                                             ABN 49 004 028 077
                                             Registered in Australia

-----------------------------------------------------------------------------
                          NUMBER OF WMC RESOURCES   PERCENTAGE OF WMC
                          SHARES                    RESOURCES' EXISTING
                                                    ISSUED SHARES
-----------------------------------------------------------------------------
ACCEPTANCE FACILITY       7,000,000                 0.60%
-----------------------------------------------------------------------------
RELEVANT INTEREST         54,052,166                4.6%
-----------------------------------------------------------------------------
TOTALS                    61,052,166                5.20%
-----------------------------------------------------------------------------

In addition, BHP Billiton notes that it holds economic exposure to 50,624,000 WMC Resources shares (4.31% of the issued share capital) through cash settled derivative contracts.

Yours sincerely


Ross Mallett
Deputy Company Secretary

--------------------------------------------------------------------------------
                                    FORM 604
                              CORPORATIONS ACT 2001
                                  SECTION 671B

               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
--------------------------------------------------------------------------------

TO  Company Name/Scheme      WMC Resources Ltd
                             ---------------------------------------------------

ACN/ARSN                     76 004 184 598
                             ---------------------------------------------------

1. DETAILS OF SUBSTANTIAL HOLDER (1)
                             Name BHP Billiton Limited
                             ---------------------------------------------------
ACN/ARSN (if applicable)     49 004 028 077
                             ---------------------------------------------------
                             This notice is also given by BHP Billiton Limited on behalf of BHP Billiton Plc and on behalf of BHP
                             Billiton Limited's controlled bodies corporate
                             (SUBSIDIARIES) and on behalf of BHP Billiton Plc's controlled bodies corporate including those named in Annexure A of the Form 603 "Notice of initial substantial holder" dated 22 March 2005

There was a change in the
interests of the
substantial holder on                 26/05/2005
                                      ---------------
The  previous  notice  was given to
the company on                        2/05/2005
                                      ---------------
The previous notice was dated         2/05/2005
                                      ---------------

2. PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate (2) had a relevant interest (3) in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:
--------------------------------------------------------------------------------
  Class of         Previous notice                        Present notice
  securities (4)  --------------------------------------------------------------
                                                          Person's      Voting
                   Person's votes      Voting power (5)    votes       power (5)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ordinary shares   41,536,727          3.53%              54,052,166    4.60%
--------------------------------------------------------------------------------

3. CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:

       -------------------------------------------------------------------------------------------------------
                       Person
                       whose                                   Consideration        Class and
          Date         relevant                                given in             number of        Person's
          of           interest        Nature of               relation             securities       votes
          change       changed         change (6)              to change (7)        affected         affected
       -------------------------------------------------------------------------------------------------------

       30/04        BHP Billiton   Purchaser of            $7.85 for each        12,515,439       12,515,439
       -26/05/2005  Lonsdale       securities pursuant     WMC Resources Ltd     ordinary
                    Investments    to contracts            ordinary share        shares
                    Pty Ltd        arising as a result
                                   of acceptances of
                                   takeover offers as
                                   set out in the
                                   Bidder's Statement,
                                   the form of which
                                   was given to the
                                   Australian Stock
                                   Exchange Limited by
                                   the substantial holder
                                   on 21 March 2005
       -------------------------------------------------------------------------------------------------------
       As above     BHP Billiton   Taken under section     Nil                   As above for     As above for
       for BHP      Limited        608(3)(b) of the                              BHP Billiton     BHP Billiton
       Billiton                    Corporations Act to                           Lonsdale         Lonsdale
       Lonsdale                    have a relevant                               Investments      Investments
       Investments                 interest by reason                            Pty Ltd          Pty Ltd
       Pty Ltd                     of having control
                                   of BHP Billiton
                                   Lonsdale
                                   Investments Pty Ltd
       -------------------------------------------------------------------------------------------------------
       As above     Each of the    Taken under section     Nil                   As above for     As above for
       for BHP      Subsidiaries   608(3)(a) of the                              BHP Billiton     BHP Billiton
       Billiton                    Corporations Act to                           Lonsdale         Lonsdale
       Lonsdale                    have a relevant                               Investments      Investments
       Investments                 interest by reason                            Pty Ltd          Pty Ltd
       Pty Ltd                     of having voting
                                   power (through the
                                   relevant interests of
                                   its associate, BHP
                                   Billiton Limited)
                                   above 20% in BHP
                                   Billiton Lonsdale
                                   Investments Pty Ltd
       --------------------------------------------------------------------------------------------------


4. PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:

       -------------------------------------------------------------------------------------------------------------

          Holder of    Registered        Person entitled      Nature of              Class and
          relevant     holder of         to be registered     relevant               number of       Person's
          interest     securities        as holder (8)        interest (6)           securities       votes
       -------------------------------------------------------------------------------------------------------------
       BHP            Various           BHP Billiton     Power to control            54,052,166      54,052,166
       Billiton       offerees who      Lonsdale         disposal of the             ordinary
       Lonsdale       have accepted     Investments      securities                  shares
       Investments    the takeover      Pty Ltd          pursuant to the
       Pty Ltd        offers                             contracts
                      referred to                        referred to in
                      in paragraph 3                     paragraph 3
       -------------------------------------------------------------------------------------------------------------
       BHP            As above for      BHP Billiton     Taken under                 As above for    As above for
       Billiton       BHP Billiton      Lonsdale         section 608(3)(b)           BHP Billiton    BHP Billiton
       Limited        Lonsdale          Investments Pty  of the                      Lonsdale        Lonsdale
                      Investments       Ltd              Corporations Act            Investments     Investments Pty
                      Pty Ltd                            to have a                   Pty Ltd         Ltd
                                                         relevant interest
                                                         by reason of
                                                         having control of
                                                         BHP Billiton
                                                         Lonsdale
                                                         Investments Pty
                                                         Ltd
       -------------------------------------------------------------------------------------------------------------
       Each of        As above for      BHP Billiton     Taken under                 As above for    As above for
       the            BHP Billiton      Lonsdale         section 608(3)(a)           BHP Billiton    BHP Billiton
       Subsidiaries   Lonsdale          Investments      of the                      Lonsdale        Lonsdale
                      Investments       Pty Ltd          Corporations Act            Investments     Investments Pty
                      Pty Ltd                            to have a                   Pty Ltd         Ltd
                                                         relevant interest by
                                                         reason of having voting
                                                         power (through the
                                                         relevant interests of its
                                                         associate, BHP Billiton
                                                         Limited) above 20% in BHP
                                                         Billiton Lonsdale
                                                         Investments Pty Ltd
       -------------------------------------------------------------------------------------------------------------


5. CHANGES IN ASSOCIATION

The persons who have become associates (2) of, ceased to be associates of, or have changed the nature of their association (9) with, the substantial holder in relation to voting interests in the company or scheme are as follows:

             -------------------------------------------------------------------
                Name and ACN/ARSN (if        Nature of association
                applicable)
             -------------------------------------------------------------------
             Not applicable              Not applicable
             -------------------------------------------------------------------

6. ADDRESSES

The addresses of persons named in this form are as follows:

             -------------------------------------------------------------------
                Name                         Address
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             BHP Billiton Limited and     C/- BHP BIlliton Limited
             each other person on         180 Lonsdale Street, Melbourne,
             whose behalf this notice     Victoria 3000
             is given
             -------------------------------------------------------------------


-------------------------
SIGNATURE

                print name   Ross Mallett             capacity    Deputy Company
                                                                  Secretary
                             ---------------------------------------------------
                 SIGN HERE   /s/ Ross Mallett             date        27/05/2005
                             ---------------------------------------------------

                                   DIRECTIONS

(1) If there are a number of substantial holders with similar or related relevant interests (eg. a corporation and its related corporations, or the manager and trustee of an equity trust), the names could be included in an annexure to the form. If the relevant interests of a group of persons are essentially similar, they may be referred to throughout the form as a specifically named group if the membership of each group, with the names and addresses of members is clearly set out in paragraph 6 of the form.

(2)    See the definition of "associate" in section 9 of the Corporations Act
       2001.

(3) See the definition of "relevant interest" in sections 608 and 671B(7) of the Corporations Act 2001.

(4) The voting shares of a company constitute one class unless divided into separate classes.

(5) The person's votes divided by the total votes in the body corporate or scheme multiplied by 100.

(6)    Include details of:

       (a) any relevant agreement or other circumstances because of which the change in relevant interest occurred. If subsection 671B(4) applies, a copy of any document setting out the terms of any relevant agreement, and a statement by the person giving full and accurate details of any contract, scheme or arrangement, must accompany this form, together with a written statement certifying this contract, scheme or arrangement; and

       (b) any qualification of the power of a person to exercise, control the exercise of, or influence the exercise of, the voting powers or disposal of the securities to which the relevant interest relates (indicating clearly the particular securities to which the qualification applies).


       See the definition of "relevant agreement" in section 9 of the Corporations Act 2001.

(7) Details of the consideration must include any and all benefits, money and other, that any person from whom a relevant interest was acquired has, or may, become entitled to receive in relation to that acquisition. Details must be included even if the benefit is conditional on the happening or not of a contingency. Details must be included on any benefit paid on behalf of the substantial holder or its associate in relation to the acquisitions, even if they are not paid directly to the person from whom the relevant interest was acquired.

(8) If the substantial holder is unable to determine the identity of the person (eg. if the relevant interest arises because of an option) write "unknown'".

(9) Give details, if appropriate, of the present association and any change in that association since the last substantial holding notice.